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EXHIBIT 32.1

CERTIFICATION OF CEO AND CFO PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of TODCO on Form 10-Q for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Jan Rask, President and Chief Executive Officer, and T. Scott O'Keefe, Senior Vice President and Chief Financial Officer, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1)    The Report fully complies with the requirements of Section 13 (a) or 15
      (d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 9, 2004                     /S/  JAN RASK
                                           -------------------------------------
                                           JAN RASK
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                           /S/  T. SCOTT O'KEEFE
                                           -------------------------------------
                                           T. SCOTT O'KEEFE
                                           SENIOR VICE PRESIDENT AND
                                           CHIEF FINANCIAL OFFICER